UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2017, we announced that, effective as of that date, Roberto Marques no longer serves as our Executive Vice President and President, North America.

On May 24, 2017, one of our wholly-owned subsidiaries, Mondelēz Global LLC (“Mondelēz Global”), entered into a separation agreement (the “Agreement”) with Mr. Marques. The Agreement provides Mr. Marques with additional benefits greater than what he would otherwise be entitled to receive in connection with the end of his employment with us as consideration for his agreement to comply with certain restrictive covenants.

Under the Agreement, Mr. Marques’s last day of employment with Mondelēz Global was April 30, 2017 (“Last Day Worked”). In exchange for entering into the Agreement, Mondelēz Global will provide Mr. Marques benefits and payments including the following:

•	Installment payments for 12 months totaling $875,000 starting on the first pay period following the Last Day Worked plus $20,000 in a lump sum within 60 days following the Last Day Worked, in each case less applicable tax-related deductions;

•	Eligibility to receive a pro-rated 2017 Management Incentive Program award based on the number of days worked from January 1, 2017 through the Last Day Worked to be paid at target performance for the individual component and actual performance for the company component;

•	Vesting following the Last Day Worked in 4,134 outstanding unvested stock options granted on March 9, 2015, 4,173 outstanding unvested stock options granted on February 22, 2016 and, pursuant to the terms of his offer letter, all 261,784 outstanding unvested sign-on incentive nonqualified stock options and all 52,360 unvested outstanding restricted stock granted on March 9, 2015;

•	Eligibility to receive a pro-rated award of performance share units granted on March 9, 2015, February 22, 2016 and February 16, 2017 based on actual company performance; and

•	Other compensation and benefits as provided for under Mondelēz Global’s retirement and benefit plans available to employees generally.

The Agreement subjects Mr. Marques to restrictive covenants including non-compete, non-solicitation and non-disparagement and confidentiality provisions, provides for a release of claims and is intended to comply with, or be exempt from, Section 409A of the Internal Revenue Code of 1986, as amended.

The forgoing description of the Agreement is qualified in its entirety by reference to the complete terms and conditions of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d)	The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

10.1	Separation Agreement and General Release, between Mondelēz Global LLC and Roberto de Oliveira Marques, dated May 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: May 26, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation Agreement and General Release, between Mondelēz Global LLC and Roberto de Oliveira Marques, dated May 24, 2017.